UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  May 17, 2010 (May 11, 2010)

Oreon Rental Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Oreon,” and the “Company” means Oreon Rental Corporation, unless otherwise indicated.

Item 1.01 Entry into a Definitive Agreement.

On May 11, 2010, the Company and Desert Discoveries, LLC, a Nevada limited liability company (“Seller”), entered into an Option Agreement (the “Agreement”). Under the Agreement, Seller agrees to grant the Company an option to purchase Seller’s interest in five (5) oil and gas leases covering an aggregate of 9,877.28 acres of land located in Nye, Esmeralda and Mineral Counties, Nevada (the “Assets”), subject to the Company’s performance of its obligations under the Agreement.  The Company’s right to exercise the Option is subject to it performing its obligations under the Agreement, including the payment of fees equal to $300,000 and placing another $600,000 into escrow according to the schedule below, which shall be spent by Seller’s escrow agent for the development of the Assets prior to the exercise of the Option, as provided in the Agreement.  If the Company satisfactorily performs its obligations under the Agreement, then it may exercise the Option as provided in the Agreement.  The Purchase Price for the Assets is $100,000.

The Option is exercisable by the Company at any time until March 4, 2011, unless the term is extended as provided therein. The Company must provide at least 30 days notice of its intention to exercise the Option before March 4, 2011. If the Option is exercised, the Company must close on the purchase on or before March 4, 2011. The Purchase Price will be paid at the closing.

The Company has paid Seller a signing fee of $75,000, and an Option Fee of $225,000, as partial consideration for the Option. As additional consideration for Seller’s grant of the Option, the Company will issue 1,500,000 shares of its Common Stock, $0.00001 par value per share (“Common Stock”), to Seller on or before July 4, 2010, along with a Warrant to purchase 1,600,000 shares of Common Stock for $0.75 per share, at any time until May 11, 2015. (The number of shares of stock assume a 70:1 stock split, which the Company intends to effect in the near future upon receiving the necessary corporate and regulatory approvals.) The shares of Common Stock to be issued to Seller will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and are subject to all applicable restrictions on sale under such laws.  In addition, the shares of Common Stock and Warrants are subject to the following restrictions on transfer and exercise, respectively:

500,000 of the Shares shall become transferrable, and 500,000 of the Warrants shall become exercisable, on July 4, 2010;

500,000 of the Shares shall become transferrable, and 500,000 of the Warrants shall become exercisable, on January 4, 2011; and

500,000 of the Shares shall become transferrable, and 600,000 of the Warrants shall become exercisable, on July 4, 2011.

In addition, the Company will deliver $600,000 into an escrow account, in separate three payments of $150,000 on or before June 4, 2010, $250,000 on or before October 4, 2010, and with the last payment of $200,000 being due on or before January 4, 2011. The funds in the escrow account are to be used exclusively for geological and exploratory work and other expenditures authorized under a work plan attached as an Exhibit to the Agreement.  Seller has the authority to carry out the work plan in its own discretion. Funds from the escrow account will be disbursed after request from Seller for payment of authorized expenses, according to procedures set out in the Agreement.  Finally, the Company will pay up to $40,000 of Seller’s legal expenses incurred in connection with the transactions contemplated by the Agreement.

The Company does not have the funds currently available to make all of the payments required under the Agreement.  The Company will need to raise such funds in one or more financing transactions prior to the dates on which the payments are due.  If the Company is not successful in raising sufficient funds in the time required, or if it otherwise fails to timely make all payments as noted in the Agreement, then Seller may terminate the Agreement and keep all funds paid prior to the date of termination, including any shares of Common Stock and warrants issued to Seller prior to such termination.

The Agreement also grants to Seller a right of first refusal to participate in any future stock offerings at the greater of one cent ($0.01) or the actual then offering price to the extent required to maintain Seller’s ownership interest in the Company on the Closing Date. If the Company proposes to make an offering of shares or securities convertible into shares of Common Stock, the Company shall notify Seller of its right to purchase its pro rata share of such convertible securities, defined as the ratio between the number of outstanding shares of Common Stock owned by Seller and the aggregate number of shares of Common Stock owned by all stockholders, on a fully diluted basis. Seller may exercise its rights of first refusal by providing written notice to the Company within 10 days of receiving the Company’s notice. If Seller does not timely exercise its rights of first refusal, or only exercises them as to certain of the securities that it could purchase, then the Company may sell those remaining securities to another party on the same conditions as were offered to Seller for 90 days after the end of the Seller’s 10-day option period. The rights of first refusal granted to Seller do not apply to stock dividends, securities issued in exchange of other securities of the Company or in connection with the acquisition of another company by the Company in a merger or asset purchase, securities issuable under stock options or instruments convertible into shares of the Company that are currently outstanding, and any options or shares of securities that may be granted under any employee stock option plan.

The Agreement contains limited representations and warranties of the Company and Seller, and is subject to certain closing conditions, including full payment of all consideration described above and the Purchase Price. If the Company does not exercise the Option before March 4, 2011, Seller will retain all payments of cash, stock and warrants received by Seller under the Agreement.

The Company is currently a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934.  The Company was incorporated on October 16, 2008, and the then-current  management of the Company intended to open electronics rental stores in Ternopil and other cities in Ukraine. However, at the time of its incorporation and its initial public offering of common stock in October 2008, the Company did not own any such stores, nor did it have any ongoing operations. Later, the management of the Company decided not to proceed with the original plan of operations. Since January 4, 2010, the current management has considered other business options and proposals that would be more valuable for the Company and its investors than the original business plan. To date, the Company has no products or services, customers, or ongoing sources of revenue, or significant contracts other than the Agreement.

The Company’s decision to execute the Agreement represents the previously disclosed shift in the Company’s business focus to that of an independent oil and gas company engaged in the acquisition, drilling and production of oil and natural gas properties and prospects.  The Company anticipates implementing this new business focus by pursuing interests in oil and natural gas properties by acquiring leases, such as the Assets that may be acquired by exercising the Option. The Company plans to act as a non-operator, which means the Company will not directly manage exploration, drilling or development activities, but instead will seek joint ventures with oil and gas companies that have exploration, development and drilling expertise.

Item 9.01 Exhibits.

10.1 Option Agreement dated May 11, 2010 by, between and among Oreon Rental Corporation and Desert Discoveries, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2010
OREON RENTAL CORPORATION

By:  /s/ Alvaro Vollmers

President